                                                                   EXHIBIT 10.32

                              July 15, 1996



Terry,

                    Employment Agreement - Equity Conversion

As you are aware, The SABRE Group (TSG) became a separate legal entity effective July 2 with plans for an initial public offering (IPO) this fall.

With the formal separation from AMR, The SABRE Group will move towards compensation and benefit programs that are better aligned with technology industry prevalent practice and linked to SABRE Group performance. As part of the SABRE Group long term incentive program, we intend to convert some current outstanding and all future employee equity awards from AMR shares to TSG shares.

Your outstanding AMR equity awards will be converted to TSG shares utilizing standard conversion methodology applicable to all SABRE Group employees. All conversions are based on the opening price of AMR and TSG stock on the IPO date.

You have an employment agreement with American Airlines, Inc. that has not been fully executed. This agreement has an initial term of five years, terminating in 1999 and provides for specified annual equity grants payable in AMR shares. It also allows for the conversion of AMR awards to SABRE Group awards.

We are pleased to offer you a choice of two alternative grant schedules:

- -   Straight Conversion  that preserves the mix of incentive vehicles and distribution of value across the term

- -   Reallocated Conversion that modifies the mix of incentive vehicles and the grant schedule while preserving the value of your agreement. This alternative includes an IPO grant of $300,000: 50% of value as an additional grant and 50% of value as an acceleration of 1997 grant.

In addition to conversion of your employment agreement, you will be asked to decide on a conversion methodology for your career equity holdings. Some information is included in the Outstanding Equity Awards section. You will receive a more detailed explanation and election forms separately. The deadline for this election will be later than the deadline for your employment agreement election.

Enclosed you will find the following:

- -   Underlying Assumptions

- -   Alternative Grant Schedule Descriptions and Schedules

- -   Outstanding Equity Awards Conversion

You are one of the five most highly compensated employees of the SABRE Group. As such, material terms of your employment agreement may be disclosed as part of the registration statement. It will be important for you to make a decision regarding conversion strategies before July 31.

Please indicate your choice of conversion strategies below and return to me. Once the IPO is complete and the AMR and TSG stock prices are established, your employment agreement will be modified to reflect your grant schedule decision. In the event that an IPO does not take place, your current employment agreement, once executed, will remain in place.


                                        Sincerely,

                                        /s/ Michael J. Durham

                                        Michael J. Durham


Enclosures

Please indicate your choice of alternative grant schedules by checking the appropriate box:

                   -----------------------------------------
                   Straight Conversion
                   -----------------------------------------
                   Reallocated Conversion            /s/ TBJ
                   -----------------------------------------



Signature  /s/ Terrell B. Jones  Date  7/30/96

UNDERLYING ASSUMPTIONS



- -   Prevailing AMR stock price: $90.00

- -   Initial SABRE per share offering price: $25.00

- -   The above stock prices are also assumed to be the present value of all future stock prices

- -   For purposes of valuation of future equity grants, we have assumed that each incentive vehicle has a value on its date of grant equal to the following percentage of the prevailing stock price:

         ----------------------------------------------------------------------
                                             Vales as a Percent of Stock Price
                                            -----------------------------------
                    Vehicle                      AMR                  SABRE
         ----------------------------------------------------------------------
         Stock Options                          31.0%                 35.0%
         ----------------------------------------------------------------------
         Restricted Stock                       88.5%                 88.5%
         ----------------------------------------------------------------------
         Performance Shares                     88.5%                 88.5%
         ----------------------------------------------------------------------

    - For example, the present value of a future AMR stock option is assumed to be worth 31% of $90.00 on its grant date ($27.90); one SABRE stock option is assumed to be worth 35% of $25.00 on its grant date ($8.75).

    -    These values do not apply to previously granted awards

- -   Stock Option values were developed using a Black-Scholes formula.  SABRE's assumed stock price volatility is based on the average of a group of publicly traded transaction processing companies; all stock options are assumed to be granted with an exercise price equal to the prevailing fair market value

- -   Restricted share values include a discount for vesting and likelihood of receipt of shares

- -   Performance share values include a discount for vesting and likelihood of receipt of shares

- -   FINAL GRANT SCHEDULES AND CONVERSION SCHEDULES WILL BE BASED ON THE ACTUAL
    OPENING AMR AND SABRE OFFERING PRICES ON THE OFFERING DATE

    - Actual number of shares will be rounded to provide even vesting and facilitate administration

ALTERNATIVE GRANTS


- -   Your alternative grant schedules were developed by valuing your AMR equity grant schedule as of the grant dates, and offering grants of equal economic value through SABRE equity.

- -   Descriptions appear on pages 3 and 4; grant schedule details appear on page
    5


CURRENT AGREEMENT

- -   Under the terms of your current agreement, you receive annual grants of
    5,000 stock options, 750 restricted stock shares and 1,900 performance shares

- -   Using AMR stock price of $90, the annual value of these awards is $350,573 calculated as follows:

                              # Shares            Calculation                     Value         % Mix
                              --------            -----------                     -----         -----
 Stock Options                  5,000   # Shares x Stock Price x % Value         $139,500      39.8%
                                        (5,000 x $90 x 31%)

 Restricted Stock                 750   # Shares x Stock Price x % Value           59,738      17.0%
                                        (750 x $90 x 88.5%)

 Performance Shares             1,900   - Shares x Stock Price x % Value          151,335      43.2%
                                        (1,900 x $90 x 88.5%)                    --------

 Total                                                                           $350,573
                                                                                 ========

    - Value of SABRE awards are calculated using the same formula and TSG price and valuation percentages

ALTERNATIVE GRANT SCHEDULE DESCRIPTION


STRAIGHT CONVERSION

- -   The straight conversion alternative changes only the underlying equity used in the grant schedules. It otherwise preserves the mix of incentive vehicles used, and the distribution of value across the contract term.

- -   Based on the stock price assumptions, a straight conversion would yield the following annual award:

                                    - Shares         Value            % Mix
                                    --------         -----            -----
          Stock Options              15,943         $139,501          39.8%
          Restricted Stock            2,700           59,738          17.0%
          Performance Shares          6,840          151,335          43.2%
                                                    --------

          Total                                     $350,574
                                                    ========

    - Actual number of shares will be rounded to provide even vesting and facilitate administration

ALTERNATIVE GRANT SCHEDULE DESCRIPTION



REALLOCATED GRANTS

- -   The reallocated alternative modifies the grant schedule from your current
    AMR agreement to match more closely the grant schedules of other SABRE officers

    - In general, the reallocated alternative delivers 50% of value through options, 50% through performance shares

- -   An IPO grant of $300,000 in options will be made at the time of IPO: 50% of value as an additional grant and 50% of value as an acceleration of 1997 grant

    - The total contract term grant value is $150,000 greater than your current AMR agreement

    - The reallocated schedule delivers more of your total contract value in earlier years. You will vest in more value earlier on this basis than under the current or "straight conversion" alternative. No discounts have been applied to account for this earlier liquidity

- -   If you terminate employment or retire at the end of the contract term, you will vest in a higher percentage of the total grants, and leave with more value under the restructured alternative than the straight conversion

TERRY JONES              ALTERNATIVE GRANT SCHEDULES
- --------------------------------------------------------------------------------


Assumptions

- ------------------------------------------------
                         AMR               TSG
- ------------------------------------------------
Options                 31.0%             35.0%
- ------------------------------------------------
Res Stock               88.5%             88.5%
- ------------------------------------------------
Perf Shares             88.5%             88.5%
- ------------------------------------------------
Stock Price            $90.00            $25.00
- ------------------------------------------------

Current Agreement
- -----------------

                   -----------------------------------------------------------------------------------------------------------------
                           AMR Options         AMR Restricted Stock       AMR Performance Shares            Total AMR Value
                   -----------------------------------------------------------------------------------------------------------------
                       #          Value          #         Value            #            Value         Per Year         Cumulative
- ------------------------------------------------------------------------------------------------------------------------------------
    1996             5,000      $139,500        750       $59,738         1,900        $151,335       $350,573          $350,573
- ------------------------------------------------------------------------------------------------------------------------------------
    1997             5,000      $139,500        750       $59,738         1,900        $151,335       $350,573          $701,146
- ------------------------------------------------------------------------------------------------------------------------------------
    1998             5,000      $139,500        750       $59,738         1,900        $151,335       $350,573         $1,051,719
- ------------------------------------------------------------------------------------------------------------------------------------
    1999             5,000      $139,500        750       $59,738         1,900        $151,335       $350,573         $1,402,292
- ------------------------------------------------------------------------------------------------------------------------------------
   Total            20,000      $558,000       3,000     $238,952         7,600        $605,340      $1,402,292
- ------------------------------------------------------------------------------------------------------------------------------------
   % Mix                          39.8%                    17.0%                         43.2%          100.0%
- ------------                    --------                 --------                      ------------------------

Straight Conversion
- -------------------

                    ----------------------------------------------------------------------------------------------------------------
                          TSG Options          TSG Restricted Stock       TSG Performance Shares             Total TSG Value
                    ----------------------------------------------------------------------------------------------------------------
                       #          Value          #         Value            #            Value         Per Year         Cumulative
- ------------------------------------------------------------------------------------------------------------------------------------
 1996               15,943      $139,501        2,700     $59,738          6,840       $151,335       $350,574          $350,574
- ------------------------------------------------------------------------------------------------------------------------------------
 1997               15,943      $139,501        2,700     $59,738          6,840       $151,335       $350,574          $701,147
- ------------------------------------------------------------------------------------------------------------------------------------
 1998               15,943      $139,501        2,700     $59,738          6,840       $151,335       $350,574         $1,051,721
- ------------------------------------------------------------------------------------------------------------------------------------
 1999               15,943      $139,501        2,700     $59,738          6,840       $151,335       $350,574         $1,402,294
- ------------------------------------------------------------------------------------------------------------------------------------
Total               63,772      $558,004       10,800    $238,950         27,360       $605,340      $1,402,294
- ------------------------------------------------------------------------------------------------------------------------------------
% Mix                             39.8%                    17.0%                         43.2%          100.0%
- ------------                    --------                 --------                      ------------------------


TSG Share Reallocation with IPO Award

- - Reallocated schedule provides for 50% of annual value in stock options and 50% in performance shares

- - In addition to conversion, you will receive an IPO grant of $300,000 in options. $150,000 of this award is an additional award and $150,000 is an acceleration of a portion of your 1997 stock option award.

                    -------------------------------------------------------------------------------------
                          TSG Options         TSG Performance Shares         Total TSG Value
                    -------------------------------------------------------------------------------------
                       #          Value          #         Value            Per Year         Cumulative
- ---------------------------------------------------------------------------------------------------------
 1996               54,319      $475,291        7,923    $175,296          $650,588        $650,588
- ---------------------------------------------------------------------------------------------------------
 1997                2,890       $25,288        7,923    $175,296          $200,584        $851,172
- ---------------------------------------------------------------------------------------------------------
 1998               20,033      $175,289        7,923    $175,296          $350,585       $1,201,757
- ---------------------------------------------------------------------------------------------------------
 1999               20,033      $175,289        7,923    $175,296          $350,585       $1,552,342
- ---------------------------------------------------------------------------------------------------------
Total               97,275      $851,156       31,692    $701,186         $1,552,342
- ---------------------------------------------------------------------------------------------------------
% Mix                             54.8%                    45.2%             100.0%
- ------------                    --------                 --------         ------------